Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated February 28, 2013, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Class A	MFWTX
Class B	MFWBX
Class C	MFWCX
Class I	MFWIX
Class R1	MFWGX
Class R2	MGBRX
Class R3	MFWHX
Class R4	MFWJX
Class R5	MFWLX

Summary of Key Information

Investment Objective
The fund’s investment objective is to seek total return.

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. The annual fund operating expenses for Class R5 shares are based on estimated "Other Expenses" for the current fiscal year expressed as a percentage of the fund's estimated average net assets during the period.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 9 of the fund’s prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment):

Share Class	A	B	C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R5
Management Fee	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.13%
Total Annual Fund Operating Expenses	1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.97%
Fee Reductions and/or Expense Reimbursements1	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.93%

#
On shares purchased without an initial sales charge and redeemed within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012.

1
Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.75% of the fund's average daily net assets annually in excess of $500 million and to 0.70% of the fund's average daily net assets annually in excess of $1 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2014. In addition, MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.25% of the fund's average daily net assets annually for each of Class A and Class R3 shares, 2.00% of the fund's average daily net assets annually for each of Class B, Class C and Class R1 shares, 1.00% of the fund's average daily net assets annually for each of Class I and Class R4 shares, 1.50% of the fund's average daily net assets annually for Class R2 shares, and 0.94% of the fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2014.

MWT-SUM-100313                                                                                                                      Page 1 of 4

MFS Global Total Return Fund
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$695	$959	$1,242	$2,048
Class B Shares assuming
redemption at end of period	$603	$938	$1,299	$2,183
no redemption at end of period	$203	$638	$1,099	$2,183
Class C Shares assuming
redemption at end of period	$303	$638	$1,099	$2,375
no redemption at end of period	$203	$638	$1,099	$2,375
Class I Shares	$102	$329	$575	$1,278
Class R1 Shares	$203	$638	$1,099	$2,375
Class R2 Shares	$153	$485	$840	$1,841
Class R3 Shares	$127	$407	$708	$1,563
Class R4 Shares	$102	$329	$575	$1,278
Class R5 Shares	$95	$305	$532	$1,186

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund’s investment adviser) invests the fund’s assets in equity securities and debt instruments. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for such securities. Debt instruments include corporate bonds, U.S. Government securities, asset-backed securities, municipal instruments, foreign government securities, inflation-adjusted bonds, and other obligations to repay money borrowed. MFS seeks to invest between 40% and 75% of the fund’s assets in equity securities and at least 25% of the fund’s assets in fixed-income senior securities.

MFS focuses on investing the fund's assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).

While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade debt instruments.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments may also be considered.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Value Company Risk:  The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.

Interest Rate Risk:  The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.

Foreign and Emerging Markets Risk: Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and a decline in the value of a foreign currency versus the U.S. dollar

Pge 2 of 4

MFS Global Total Return Fund
reduces the value in U.S. dollars of investments denominated in that foreign currency.

Geographic Concentration Risk: The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Inflation-Adjusted Debt Instruments Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 12.25% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (9.94)% (for the calendar quarter ended March 31, 2009).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2012)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	6.11%	2.27%	7.62%
C Shares	9.09%	2.63%	7.46%
I Shares	11.28%	3.67%	8.54%
R1 Shares	10.14%	2.64%	7.37%
R2 Shares	10.72%	3.16%	7.89%
R3 Shares	10.94%	3.40%	8.18%
R4 Shares	11.24%	3.67%	8.48%
R5 Shares	11.24%	3.67%	8.54%
A Shares	4.60%	2.16%	7.56%
Returns After Taxes on Distributions A Shares	4.29%	1.46%	6.32%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	3.30%	1.53%	6.14%
Index Comparisons (Reflects no deduction for fees, expenses or taxes)
MSCI World Index (gross div)	16.54%	(0.60)%	8.08%
Barclays Global Aggregate Bond Index	4.32%	5.44%	5.98%
MFS Global Total Return Blended Index (gross div)*	11.67%	2.21%	7.53%

* As of December 31, 2012, the MFS Global Total Return Blended Index (gross div) (the "Blended Index") consisted of the following indices and weightings: 60% MSCI World Index (gross div) and 40% Barclays Global Aggregate Bond Index. The underlying indices and weightings of the Blended Index may have differed during the period, and may differ in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown

MFS Global Total Return Fund
for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser
MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Nevin P. Chitkara	2006	Investment Officer of MFS
Pilar Gomez-Bravo	August 2013	Investment Officer of MFS
Steven R. Gorham	2000	Investment Officer of MFS
Richard O. Hawkins	2010	Investment Officer of MFS
Robert D. Persons	August 2013	Investment Officer of MFS
Benjamin Stone	2009	Investment Officer of MFS
Erik S. Weisman	2005	Investment Officer of MFS
Barnaby Wiener	2003	Investment Officer of MFS

As of September 30, 2014, Pablo De La Mata will be added as a portfolio manager of the fund.

As of December 31, 2014, Barnaby Wiener will no longer be a portfolio manager of the fund.

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R5	None	None

Taxes
If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains.

Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.